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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported: July 31, 2006)


                   North American Galvanizing & Coatings, Inc.
               (Exact name of registrant as specified in charter)


             Delaware                    1-3920                   71-0268502
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


            5314 South Yale Avenue, Suite 1000, Tulsa, Oklahoma 74135
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (918) 494-0964


                2250 East 73rd Street, Tulsa, Oklahoma 74136-6832
          (Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01  REGULATON FD DISCLOSURE


On July 31, 2006, North American Galvanizing & Coatings, Inc. issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.





























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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 31, 2006



                                  North American Galvanizing & Coatings, Inc.



                                  By: /s/ Beth B. Hood
                                      -----------------------
                                      Beth B. Hood
                                      Vice President and Chief Financial Officer




















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                                  EXHIBIT INDEX



Exhibit No.      Description
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99.1             Press release, dated July 31, 2006, of North American
                 Galvanizing & Coatings, Inc.